SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 20, 2006
_____________

SECURELOGIC CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-28099	86-0866757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 WALL STREET
58TH FLOOR
NEW YORK, NY 10005
_________________________________________
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (866) 838-1102

Item 7.01  Regulation FD Disclosure.

In connection with an investor presentation made on June 20, 2006, SecureLogic Corp. (the "Company") made disclosures regarding, among other things, the Company’s history, an overview of it existing business and strategy, its products, its backlog and its market opportunities. The full text of the presentation delivered is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 — Financial Statements and Exhibits

(c)          Exhibits

Exhibit	Description

99.1	Investor Presentation delivered June 20, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureLogic Corp.
(Registrant)

Date: June 20, 2006	/s/ Gary Koren

Gary Koren, Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Investor Presentation delivered June 20, 2006